SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 2, 2000

                             YELLOWBUBBLE.COM, INC.
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               (Exact name of registrant as specified in charter)

    Nevada                         001-15241                      33-0786959
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                     File No.)                Identification No.)
 incorporation)



118 Piccadilly, Mayfair, London, England                           W1V9FJ
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   (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:     011-44-20-7569-6782
                                                             -------------------



                           Famous Internet Mall, Inc.
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          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

         On March 2, 2000, YellowBubble.com, Inc. ("Registrant") consummated a share exchange (the "Share Exchange") with the five shareholders (the "Shareholders") of YellowBubble.com Holdings Limited, a company incorporated under the laws of England ("Holdings"). Under the terms of the Share Exchange Agreement dated February 16, 2000 (the "Agreement"), the Shareholders transferred to Registrant all of their shares of Holdings in consideration for the issuance to them of 8,163,000 shares of Registrant's Common Stock (the "Common Stock"), representing in the aggregate approximately 61.1% of the issued and outstanding shares of Common Stock, after giving effect to the Stock Dividend, the completion of the Closing Financing and the Stock Repurchase discussed below under Items 2 and 5. As a result, the Shareholders received Common Stock as follows:

Name                                 Number of Shares           Percentage
----                                 ----------------           ----------
Narider Dhillon                         4,081,500                 30.5%
Prashant Naresh Patel                     612,225                  4.6%
David Frank Henderson Scroggie            612,225                  4.6%
Gordon Barry McFadzean                    816,300                  6.1%
The Continental Trust
   Company Limited                      2,040,750                 15.3%

         Pursuant to the Agreement the following individuals were elected to Registrant's Board of Directors: Narider Dhillon, Prashant Naresh Patel and David Frank Henderson Scroggie.

         In addition, the following individuals were appointed to the offices set forth opposite their names:

Narider Dhillon                                     Chief Executive Officer
John Meyer                                          President
David Frank Henderson Scroggie                      Secretary

         See Item 2 for additional information regarding the Share Exchange.

Item 2.           Acquisition or Disposition of Assets.

         On March 2, 2000 Registrant consummated the Share Exchange with the Shareholders of Holdings. Under the terms of the Agreement, the Shareholders transferred to Registrant all of their shares of Holdings in consideration for the issuance to them of 8,163,000 shares of Registrant's Common Stock, representing approximately 61.1% of the issued and outstanding shares of Common Stock on the date hereof.

         Under the terms of the Agreement, on the closing date of the Share Exchange (the "Closing Date"), Registrant acquired a total of 7,400,000 shares of Common Stock from existing stockholders of Registrant for nominal consideration. These shares were subsequently canceled (the "Stock Repurchase").

         Under the Agreement, Registrant was required to raise additional capital. To that end, on March 2, 2000 Registrant entered into a subscription agreement with an investor ("Purchaser"), pursuant to which Purchaser agreed to purchase an aggregate of 342,000 shares of Common Stock of Registrant at $14.625 per share as follows:

                  On the Closing Date, Registrant issued to Purchaser 102,600 shares of Common Stock raising a total of $1,500,525 (the "Closing Financing"). The proceeds of this private placement were deposited into escrow for the benefit of a creditor of YellowBubble in repayment of a $473,000 bridge loan pending completion of the Share Exchange. These funds have since been released from escrow to such creditor. The balance has been released to Registrant and will be used for working capital purposes.

                  On the Closing Date, Purchaser deposited into escrow an additional amount of $1,500,525 in payment of the purchase of 102,600 shares of Common Stock. These funds are to be released to Registrant provided that YellowBubble.com Limited, a wholly owned operating subsidiary of Holdings ("YellowBubble"), reaches certain milestones (the "First Milestones") set forth in the Agreement on or before June 30, 2000 by the Milestone Date. These milestones relate primarily to the registration of new members, implementation of YellowBubble's marketing plan, the recruitment of additional personnel and the engagement of professional consultants.

                  If the First Milestones are reached on or before the Milestone
         Date,  Purchaser  will pay a further  $2,000,700  for the  issuance  of
         136,800 shares of Common Stock by the Milestone Date if YellowBubble reaches certain additional milestones relating primarily to the registration of additional new members, the implementation of YellowBubble's business plan and the commissioning of a consumer research program.

         Holdings, through its operating subsidiary YellowBubble, is engaged in developing new forms of on-line shopping for the consumer by creating a membership organization. Currently, the principal markets for its services are located in the United Kingdom and Germany.

         See Item 1 for additional information regarding the Share Exchange.

Item 5.  Other Events.

         On November 17, 1999, Registrant's board of directors declared a stock dividend of 1.5 shares of Common Stock for each issued and outstanding share of Common Stock on that date (the "Stock Dividend"). As a result, immediately prior to the completion of the Share Exchange, a total of 12,500,000 shares were issued and outstanding. As discussed under Item 2 above, in connection with the Share Exchange, Registrant repurchased and canceled 7,400,000 shares of Common Stock. On the date hereof, a total of 13,365,600 shares of Common Stock are issued and outstanding.

         On February 28, 2000, Registrant's caused the filing with the Secretary of State of the State of Nevada of an amendment to its certificate of incorporation in which its name was changed from Famous Internet Mall, Inc. to YellowBubble.com, Inc.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)      Financial Statements

                    Registrant  will  provide   financial   statements  for  the
                    business acquired within the time prescribed therefore by this item.

            (b)      Pro Forma Financial Information

                    Registrant will provide pro forma financial information within the time prescribed therefore by this item.

            (c)      Exhibits

                    1. Share Exchange Agreement dated February 16, 2000, including the form of subscription agreement attached as a schedule (in accordance with the rules and regulations promulgated by the Securities and Exchange Commission, most other schedules to the agreement have been omitted)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YELLOWBUBBLE.COM, INC.



                                                     By:   /s/
                                                        ------------------------
                                                          D.F.H. Scroggie
                                                          Secretary


Date:  April 11, 2000